SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act

                               September 28, 2002
                   Date of Report (Date of Earliest Reported)


                               Secured Data, Inc.
                            (Formally Enternet, Inc.)
                       (Name of Small BusinessRegistrant)


   Nevada                        0-32253                        87-0650264
  (State of                    (Commission                   (I.R.S. Employer
Incorporation)                 File Number)               Identification Number)


               14745 North 78th Way, Bldg. A, Scottsdale, AZ 85260 (Address of Principal Executive Offices Including Zip Code)


                                 (480) 778 2415
                           (Issuers Telephone Number)

ITEM 5. OTHER EVENTS

     On September 25, 2002, the Board of Directors of the registrant and the principals of iCyberData, Inc. have executed a Mutual Release and Hold Harmless Agreement releasing both parties from an Intellectual Property Purchase Agreement executed on January 31, 2002. The registrant also issued 2,000,000 shares of its common stock restricted as to Rule 144, to iCyberData to help defer some of its expenses associated with the attempted acquisition.

ITEM 7. EXHIBITS

         99.   Mutual Release and Hold Harmless Agreement

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                            EnterNet, Inc.


                                            /s/ Craig Robson
                                            ------------------------------------
September 28, 2002                          Craig Robson, President and Director